SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 28, 2003
                                 Date of Report
                        (Date of earliest event reported)

                               MEDI-HUT CO., INC.
               (Exact name of Registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                000-27119                               22-2436721
           (Commission File No.)         (IRS Employer Identification Number)

                               1345 Campus Parkway
                         Wall Township, New Jersey 07753
                     (Address of Principal Executive Office)


                                 (732) 919-2799
              (Registrant's telephone number, including area code)



                                 Not Applicable
                 (Former Address, if changed since last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 28, 2003, we dismissed Rosenberg Rich Baker Berman & Company as our independent auditors, effective as of that date, and issued a press release announcing such dismissal. The dismissal of Rosenberg Rich Baker Berman & Company was recommended by our audit committee and approved by our board of directors. Rosenberg Rich Baker Berman & Company had served as our independent auditors since February 1998 through January 24, 2002, and from February 19, 2002 through the date of dismissal. Rosenberg Rich Baker Berman & Company's report, dated December 5, 2001, for the fiscal years ended October 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended October 31, 2001 and 2000, respectively, and during any subsequent interim periods preceding the date of dismissal, there were no disagreements with Rosenberg Rich Baker Berman & Company on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Attached to this report as Exhibit 16.1 is a letter dated April 2, 2003 from our prior auditors, Rosenberg Rich Baker Berman & Company. We previously reported the dismissal of the Rosenberg firm as our auditors in a current report on Form 8-K dated March 28, 2003. Pursuant to the procedure outlined in Securities and Exchange Commission Regulation S-K, Item 304, the Rosenberg firm submitted the attached letter disagreeing with our statement in the March 28, 2003 Form 8-K that there were no disagreements with the Rosenberg firm on any matter regarding accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with its audits for the fiscal years ended October 31, 2000 and 2001 and during the subsequent interim periods prior to its dismissal.

     Our response to the Rosenberg firm's letter is to emphasize that, as indicated in our current report on Form 8-K dated March 21, 2003, the financial results contained in our quarterly reports on Forms 10-Q for the periods ended July 31, 2002, January 31, 2002, April 30, 2002 and July 31, 2002 and in the annual report on Form 10-K for the fiscal year ended October 31, 2001 are under review by current management, should not be relied upon by investors and shareholders, and will be re-issued with more accurate financial results in the near future as appropriate. We expect our new independent auditors, whom our Audit Committee is in the process of selecting, will assist current management in this review and, as part of such review and the overall audit process, address the concerns raised by the Rosenberg firm's letter as part of the audit process.

     A copy of the press release announcing the dismissal of Rosenberg Rich Baker Berman & Company is attached as exhibit 99.1.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 28, 2003, we issued a press release announcing our involuntary delisting from the Nasdaq SmallCap Market, effective prior to the opening of the stock market on March 28, 2003. A copy of the press release announcing such delisting is attached as exhibit 99.1.

     In the press release issued March 28, 2003, we also announced the resignations of Joseph A. Sanpietro and Vincent Sanpietro from our board of directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     16.1 Letter from Rosenberg Rich Baker Berman & Company.

     99.1 Press Release dated March 28, 2003, previously filed.

     Certain statements in this report are forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by Medi-Hut Co. Inc. with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDI-HUT CO. INC.

DATE:  April 4, 2003             By: /s/ David R. LaVance
                                     ----------------------
                                     David R. LaVance
                                     Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number                     Description

16.1            Letter from Rosenberg Rich Baker Berman & Company.

99.1            Press Release dated March 28, 2003, previously filed.